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                               WM VARIABLE TRUST
                   SUPPLEMENT DATED NOVEMBER 10, 2004 TO THE
                          PROSPECTUS DATED MAY 3, 2004

     The Board of Trustees of WM Variable Trust has approved, subject to shareholder approval, a new investment sub-advisory agreement with Salomon Brothers Asset Management, Inc. ("Salomon") for the Growth Fund. Salomon's principal business address is 399 Park Avenue, New York, New York 10022. If approved by shareholders, Salomon will assume sub-advisory responsibility for the portion of the Growth Fund previously managed by Columbia Management Advisors effective March 1, 2005. If Salomon does not assume sub-advisory responsibility for the portion of the Growth Fund on March 1, 2005 as described in this Supplement, this Prospectus will be updated accordingly.

     Salomon is an indirect wholly owned subsidiary of Citigroup Inc. Alan Blake will have the primary responsibility of the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Salomon. Mr. Blake is a Managing Director and Senior Portfolio Manager with Salomon and he has more than 24 years of securities experience.

     PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                                    VTSUPP 11/04